                                                                    Exhibit 10.2



                  AGREEMENT, NOTICE, AMENDMENT and WAIVER dated as of October 27, 2000 (this "Amendment"), in respect of and to the Credit Agreement dated as of November 12, 1999 (the "Credit Agreement"), among MAXXIM MEDICAL, INC. ("Holdings"), MAXXIM MEDICAL GROUP, INC. (the "Borrower"), the LENDERS party thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent, Collateral Agent and Issuing Bank, BANKERS TRUST COMPANY, as Co-Syndication Agent, MERRILL LYNCH CAPITAL CORPORATION, as Co-Syndication Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Co-Documentation Agent, and CREDIT SUISSE FIRST BOSTON, as Co-Documentation Agent.

         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. The Borrower has requested that the Required Lenders agree to the terms set forth herein and agree to amend and waive certain provisions of the Credit Agreement as set forth herein. The Borrower also wishes to give notice of a reduction in the Revolving Commitments pursuant to Section 2.08 of the Credit Agreement.

         C. The Required Lenders are willing so to agree, and to amend and waive such provisions of the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AGREEMENTS. The Borrower hereby agrees to (a) repay, on the date hereof, all Swingline Loans that are outstanding on the date hereof, such that the Revolving Exposures at 5:00 p.m., New York City time, on the date hereof consist solely of LC Exposures in an aggregate amount not to exceed $3,000,000 (it being represented and warranted by Holdings and the Borrower that (i) the Swingline Loans outstanding on the date hereof, prior to such prepayment, shall not exceed $8,500,000 and (ii) there are no Revolving Loans outstanding on the date hereof), (b) make a voluntary prepayment, on the date hereof, of Term Loans pursuant to Section 2.11(a) of the Credit Agreement in an aggregate principal amount equal to (x) $48,000,000 minus (y) the aggregate principal amount of Revolving Loans repaid pursuant to clause (a) of this
Section 1 and (c) pay, on the date hereof, the amortization payments, in an aggregate amount of $10,500,000, that would otherwise be due pursuant to Sections 2.10(a), (b) and (c) of the Credit Agreement on October 31, 2000, in lieu of making such payments on October 31, 2000, and the Required Lenders hereby agree to such acceleration of such payment date (the repayments, prepayments and payments required pursuant to this Section 1 collectively being referred to as the "Prepayments").

         SECTION 2. Notice of Revolving Commitment Reduction Pursuant to Section 2.08(d). The Borrower hereby gives notice to the Administrative Agent, and the Administrative Agent hereby gives notice to the Lenders, in each case pursuant to Section 2.08(d) of the Credit Agreement, that effective at 5:00 p.m., New York City time, on the date hereof the Revolving Commitments are reduced by $20,000,000 to $30,000,000 (the "Revolving Commitment Reduction") pursuant to
Section 2.08(b) of the Credit Agreement. The parties hereto hereby agree to waive the requirement in Section 2.08(d) of the Credit Agreement that three Business Days notice of the Revolving Commitment Reduction be given to the Administrative Agent.

         SECTION 3. Amendments to Section 1.01. (a) The definition of the term "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the proviso in the first paragraph thereof to read in its entirety as follows:

         provided that, from the date hereof until the Business Day on which the Borrower delivers to the Administrative Agent financial statements under Section 5.01(a) or (b), and the related certificate under Section 5.01(d), showing that (i) the Total Adjusted Leverage Ratio (calculated in accordance with Section 6.13) as of the then most recently completed fiscal quarter is less than 4.50 to 1.00 and (ii) the Senior Adjusted Leverage Ratio (calculated in accordance with Section 6.14) as of the then most recently completed fiscal quarter is less than 2.95 to 1.00, the "Applicable Rate" for each of the Tranche B Loans, Tranche C Loans, Tranche A Loans and Revolving Loans shall be equal to the sum of (i) the "Applicable Rate" set forth in or determined pursuant to clause
         (a), (b) or (c) of this definition, as applicable, and (ii) 0.50%.

         (b) The definition of the term "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "Consolidated EBITDA" means, for any Person for any period, Consolidated EBIT of such Person, adjusted by adding thereto, without duplication, the sum of (a) all depreciation expense, amortization expense and other non-cash charges that were deducted in determining Consolidated EBIT for such Person for such period and (b) if such Person is the Borrower, in respect of the fiscal quarters ending on or about January 31, 2001, April 30, 2001, July 31, 2001, and October 31, 2001, all out-of-pocket expenses incurred in such fiscal quarter (including expenses incurred in connection with the obligations of the Borrower and the Subsidiaries under the Worker Adjustment and Retraining Notification Act of 1988) in connection with facility closures and other rationalizations at the Borrower's and the Subsidiaries' facilities (collectively, the "Rationalizations") after the date hereof, provided that (i) the Lenders (A) have been advised of the Borrower's plans with respect to the Rationalizations in advance of their implementation, (B) have received, in respect of each such fiscal quarter, a detailed breakdown of the expenses incurred in that fiscal quarter in connection with the implementation of Rationalizations and
         (C) have received, in respect of each such fiscal quarter, an "Agreed Upon Procedure Letter" from either Arthur Andersen LLP or another independent public accounting firm of recognized national standing to the effect that all such expenses were actually incurred by the Borrower and the Subsidiaries in that fiscal quarter in connection with the implementation of Rationalizations and (ii) the amount added to such Consolidated EBIT of the Borrower in respect of such out-of-pocket expenses in all such fiscal quarters combined shall not exceed $10,300,000.

                  For the purposes of Sections 6.12, 6.13 and 6.14 only, Consolidated EBITDA of the Borrower for the Test Periods ending on or about January 31, 2001, April 30, 2001, July 31, 2001, and October 31, 2001, shall be determined by (a) in the case of the Test Period ending on or about January 31, 2001, multiplying (i) Consolidated EBITDA for the fiscal quarter commencing on October 30, 2000, and ending on or about January 31, 2001, by (ii) 4, and adding to the product of such multiplication the January Test Period Cost Savings Addback (such term, and each other capitalized term used in this paragraph but not otherwise defined herein, as defined in the immediately following paragraph), (b) in the case of the Test Period ending on or about April 30, 2001, multiplying (i) Consolidated EBITDA for the two fiscal quarter period commencing on October 30, 2000, and ending on or about April 30, 2001 (with Consolidated EBITDA for the fiscal quarter commencing on October 30, 2000, and ending on or about January 31, 2001, deemed for this purpose to be equal to the sum of (A) Consolidated EBITDA for that period (calculated in accordance with the immediately preceding paragraph) and (B) the January Quarter Expected Cost Savings), by (ii) 2, and adding to the product of such multiplication the April Test Period Cost Savings Addback, (c) in the case of the Test Period ending on or about July 31, 2001, multiplying
         (i) Consolidated EBITDA for the three fiscal quarter period commencing on October 30, 2000, and ending on or about July 31, 2001 (with Consolidated EBITDA for the two fiscal quarter period commencing on October 30, 2000, and ending on or about April 30, 2001, deemed for this purpose to be equal to the sum of (A) Consolidated EBITDA for that period (calculated in accordance with the immediately preceding paragraph), (B) the January Quarter Expected Cost Savings and (C)the April Quarter Expected Cost Savings), by (ii) 4/3, and adding to the product of such multiplication the July Test Period Cost Savings Addback, and (d) in the case of the Test Period ending on or about October 31, 2001, calculating Consolidated EBITDA for the four fiscal quarter period commencing on October 30, 2000, and ending on or about October 31, 2001 (with Consolidated EBITDA for the three fiscal quarter period commencing on October 30, 2000, and ending on or about July 31, 2001, deemed for this purpose to be equal to the sum of (i) Consolidated EBITDA for that period (calculated in accordance with the immediately preceding paragraph), (ii) the January Quarter Expected Cost Savings, (iii) the April Quarter Expected Cost Savings and (iv) the July Quarter Expected Cost Savings and (iv) the July Quarter Expected Cost Savings), and adding thereto the October Test Period Cost Savings Addback, provided that, notwithstanding any other provision of this paragraph or the following paragraph, (1) the sum of (A) the January Test Period Cost Savings Addback, (B) the April Test Period Cost Savings Addback, (C) the July Test Period Cost Savings Addback and
         (D) the October Test Period Cost Savings Addback shall not exceed

         $5,000,000 and (2) no amounts shall be added to Consolidated EBITDA of the Borrower in respect of the January Test Period Cost Savings Addback, the April Test Period Cost Savings Addback, the July Test Period Cost Savings Addback or the October Test Period Cost Savings Addback, as applicable, unless the Lenders have received, in respect of the last fiscal quarter of each previously completed Test Period, (A) a detailed breakdown of the Expected Recurring Cost Savings for that fiscal quarter and (B) and "Agreed Upon Procedure Letter" from either Arthur Andersen LLP or another independent public accounting firm of recognized national standing to the effect that such Expected Recurring Cost Savings represent reasonable estimates of the incremental and recurring quarterly cost savings expected to be realized in each subsequent fiscal quarter as a direct result of the implementation of Rationalizations in that fiscal quarter.

                  For the purposes of determining Consolidated EBITDA of the Borrower as provided in the immediately preceding paragraph, (a) the term "EXPECTED RECURRING COST SAVINGS" means, in respect of a fiscal quarter (the "Current Fiscal Quarter"), the incremental and recurring quarterly cost savings that the Borrower reasonably expects to realize in each subsequent fiscal quarter that are in excess of the cost savings realized in the Current Fiscal Quarter, in each case as a direct result of the Rationalizations implemented in the Current Fiscal Quarter, (b) the term "JANUARY TEST PERIOD COST SAVINGS ADDBACK" shall mean the lesser of (A) $5,000,000 and (B)(i) the Expected Recurring Cost Savings from the implementation of Rationalizations in the fiscal quarter ending on or about January 31, 2001 (the "January Quarter Expected Cost Savings"), multiplied by (ii) 4, (c) the term "APRIL TEST PERIOD COST SAVINGS ADDBACK" shall mean the lesser of (A) $3,750,000 and (B)(i) the Expected Recurring Cost Savings from the implementation of Rationalizations in the fiscal quarter ending on or about April 30, 2001 (the "April Quarter Expected Cost Savings"), multiplied by (ii) 4,
         (d) the term "JULY TEST PERIOD COST SAVINGS ADDBACK" shall mean the lesser of (A) $2,500,000 and (B)(i) the Expected Recurring Cost Savings from the implementation of Rationalizations in the fiscal quarter ending on or about July 31, 2001 (the "July Quarter Expected Cost Savings"), multiplied by (ii) 4, and (c) the term "OCTOBER TEST PERIOD COST SAVINGS ADDBACK" shall mean the lesser of (A) $1,250,000 and
         (B)(i) the Expected Recurring Cost Savings from the implementation of Rationalizations in the fiscal quarter ending on or about October 31, 2001, multiplied by (ii) 4.

                  For the purposes of determining (a) the Applicable Rate for the Tranche A Term Loans, the Revolving Loans and the commitment fees payable hereunder, (b) compliance with the covenants contained in Sections 6.12, 6.13, and 6.14 for the purposes of the proviso to
         Section 6.04(i) only and (c) the maximum management fees permitted pursuant to Section 6.09(g), Consolidated EBITDA of the Borrower for the Test Periods ending on or about January 31, 2001, April 30, 2001, July 31, 2001, and October 31, 2001, shall be equal to the sum of (i) Consolidated EBIT of the Borrower for the applicable Test Period and
         (ii) all depreciation expenses, amortization expenses and other non-cash charges that were deducted in determining Consolidated EBIT of the Borrower for that Test Period.

         SECTION 4. AMENDMENT TO SECTION 6.04(i) (PERMITTED ACQUISITIONS BASKET). Section 6.04(i) of the Credit Agreement is hereby amended by inserting the following new text at the end of such Section 6.04(i) immediately before the ";":

         PROVIDED that, from the date hereof until the Business Day on which the Borrower delivers to the Administrative Agent financial statements under Section 5.10(a) or (b), and the related certificate under Section 5.01(d), showing that the Borrower and the Subsidiaries are in compliance with the covenants contained in Sections 6.12, 6.13 and 6.14 (in each case determined using the definition of Consolidated EBITDA set forth in the last paragraph of the definition of that term) as of the then most recently completed fiscal quarter, the Borrower and the Subsidiaries shall not make investments constituting Permitted Acquisitions in excess of an aggregate amount of $10,000,000 (determined on the basis set forth in this paragraph (i))

         SECTION 5. WAIVERS OF SECTIONS 6.12, 6.13 AND 6.14. (a) The Required Lenders hereby waive any Default arising from the failure of the Borrower to comply with the requirement of Section 6.12 of the Credit Agreement that the Borrower not permit the Interest Coverage Ratio to be less than 1.55 to 1.00 for the Test Period ending on October 29, 2000.

         (b) The Required Lenders hereby waive any Default arising from the failure of the Borrower to comply with the requirement of Section 6.13 of the Credit Agreement that the Borrower not permit the Total Adjusted Leverage Ratio to be more than 6.20 to 1.00 as tested, and only as tested, at October 29, 2000.

         (c) The Required Lenders hereby waive any Default arising from the failure of the Borrower to comply with the requirement of Section 6.14 of the Credit Agreement that the Borrower not permit the Senior Adjusted Leverage Ratio to be more than 4.10 to 1.00 as tested, and only as tested, at October 29, 2000.

         (d) The Borrower, Holdings and the Required Lenders hereby agree that the waivers provided for by Sections 1(a)(ii), (b)(ii), (c)(ii) and (d) of the Amendment and Waiver to the Credit Agreement dated as of July 28, 2000 (the "July Waiver"), shall, notwithstanding the provisions of Section 1(d) of the July Waiver, terminate and expire at 11:59 p.m., New York City time, on October 29, 2000.

         (e) The Required Lenders hereby waive the requirement of Section 2(b) of the July Waiver.

         SECTION 6. AMENDMENT AND WAIVER FEE. In consideration of the agreements of the Required Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment by 5:00 p.m., New York City time, on October 24, 2000, a one time amendment and waiver fee (the "Amendment Fee") in an amount equal to 0.40% of the sum of such Lender's Revolving Commitment and the aggregate principal amount of such Lender's Term Loans, in each case on such date but on a pro forma basis to give effect to the Prepayments and the Revolving Commitment Reduction, provided that the Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 8 below.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower represents and warrants to the Administrative Agent, to the Issuing Bank and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and constitutes their legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforce ability is considered in a proceeding at law or in equity).

                  (b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties, shall, to such extent, be true and correct in all material respects as of such earlier date.

                  (c) On the date hereof and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

         SECTION 8. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) Holdings and (iii) the Required Lenders, (b) the Prepayments and (c) the Amendment Fees.

         SECTION 9. CREDIT AGREEMENT. Except as specifically modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

         SECTION 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 12. EXPENSES. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                               MAXXIM MEDICAL, INC.

                                 by
                                    /s/ Mark Sellers
                                    --------------------------------------------
                                    Name:  Mark Sellers
                                    Title: Vice Chairman and Chief Financial
                                             Officer


                               MAXXIM MEDICAL GROUP, INC.,


                                 by
                                    /s/ Mark Sellers
                                    --------------------------------------------
                                    Name:  Mark Sellers
                                    Title: Vice Chairman and Chief Financial
                                             Officer


                               THE CHASE MANHATTAN BANK, individually
                               and as Administrative Agent, Collateral Agent and Issuing Bank,


                                 by
                                    /s/ Stephen P. Rochford
                                    --------------------------------------------
                                    Name:  Stephen P. Rochford
                                    Title: Vice President


                               BANKERS TRUST COMPANY, individually and
                               as Co-Syndication Agent,


                                 by
                                    /s/ Mary Jo Jolly
                                    --------------------------------------------
                                    Name:  Mary Jo Jolly
                                    Title: Assistant Vice President


                               MERRILL LYNCH CAPITAL CORPORATION,
                               individually and as Co-Syndication Agent,


                                 by
                                    /s/ Paul Fox
                                    --------------------------------------------
                                    Name:  Paul Fox
                                    Title: Vice President

                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  individually and as Co-Documentation Agent,


                                     by
                                         /s/ Douglas J. Weir
                                         -------------------------------
                                         Name:  Douglas J. Weir
                                         Title: Executive Director


                                  CREDIT SUISSE FIRST BOSTON, individually and as Co-Documentation Agent by
                                         /s/ Robert Hetu
                                         -------------------------------
                                         Name:  Robert Hetu
                                         Title: Vice President


                                     by
                                          /s/ Vitaly G. Butenko
                                         --------------------------------
                                         Name:  Vitaly G. Butenko
                                         Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                              AGREEMENT, NOTICE,
                                                            AMENDMENT AND WAIVER
                                                    DATED AS OF OCTOBER 27, 2000

To Approve the Agreement, Notice,
Amendment and Waiver:


                                   BNP PARIBAS,

                                      by
                                         /s/ B.T. Harris
                                         -----------------------
                                         Name:  B.T. Harris
                                         Title: Director


                                   THE BANK OF NEW YORK,

                                      by
                                         /s/ Christopher T. Kordes
                                         ---------------------------------
                                           Name:  Christopher T. Kordes
                                           Title: Assistant Vice President


                                   BANK ONE, N.A.,

                                      by
                                           /s/ Jason D. White
                                           ------------------------------------
                                           Name:  Jason D. White
                                           Title: Vice President


                                   BAY VIEW FINANCIAL CORPORATION,

                                      by
                                           /s/ Sean M. Spring
                                           -------------------------------------
                                           Name:  Sean M. Spring
                                           Title: Senior Vice President


                                   BHF (USA) CAPITAL CORPORATION,

                                      by

                                           /s/  Richard Cameron
                                           -------------------------------------
                                           Name:  Richard Cameron
                                           Title: Vice President


                                      by
                                           /s/  Andrew L. Shipman
                                           -------------------------------------
                                           Name:  Andrew L. Shipman
                                           Title: Associate Portfolio Management

                           CREDIT LYONNAIS,

                             by

                                /s/ Charles H. Heidsiech
                                -------------------------------------------
                                 Name:   Charles H. Heidsiech
                                 Title:  Senior Vice President


                           FIRST SOURCE FINANCIAL LLP,

                             by     First Source Financial, Inc., its
                                    Agent/Manager

                                    by


                                     /s/ Maureen S. Ault
                                     --------------------------------------
                                     Name:   Maureen S. Ault
                                     Title:  Vice President


                           FIRST UNION NATIONAL BANK,

                             by

                                /s/ Martin A. Healey
                                ------------------------------------------
                                Name:    Martin A. Healey
                                Title:   Director


                           FOOTHILL CAPITAL CORPORATION,

                             by

                                /s/ M.E. Stearns
                                ------------------------------------------
                                Name:    M.E. Stearns
                                Title:   Senior Vice President


                           FRANKLIN FLOATING RATE TRUST,

                             by

                                /s/ Chauncey Lufkin
                                ------------------------------------------
                                Name:    Chauncey Lufkin
                                Title:   Vice President


                           FUJI BANK, LTD.,

                             by

                                /s/ Nobouki Koike
                                ------------------------------------------
                                Name:    Nobouki Koike
                                Title:   Vice President and Senior Team
                                           Leader

                           GE CAPITAL,

                             by

                                /s/ John Crosby
                                -------------------------------------------
                                 Name:   John Crosby
                                 Title:  Duly Authorized Signatory


                           IKB DEUTSCHE INDUSTRIEBANK AG,
                           LUXEMBOURG BRANCH,

                             by

                                /s/ Manfred Ziwley
                                -------------------------------------------
                                 Name:   Manfred Ziwley
                                 Title:  Director

                             by

                                /s/ Ana Bechorquet
                                -------------------------------------------
                                 Name:   Ana Bechorquet
                                 Title:  Manager


                           MOUNTAIN CAPITAL CLO II LTD.,

                             by

                                /s/ Darren P. Riley
                                -------------------------------------------
                                 Name:   Darren P. Riley
                                 Title:  Director


                           MOUNTAIN CLO TRUST II,

                             by

                                /s/ N. Koike
                                -------------------------------------------
                                 Name:   N. Noike
                                 Title:  Authorized Signatory


                           SCOTIABANC INC,

                             by

                                /s/ Frank F. Sandler
                                -------------------------------------------
                                 Name:   Frank F. Sandler
                                 Title:  Director

                           SENIOR DEBT PORTFOLIO,

                             by Boston Management and Research as
                                  Investment Advisor,

                                /s/ Payson F. Swaffield
                                -------------------------------------------
                                 Name:   Payson F. Swaffield
                                 Title:  Vice President


                           STEIN ROE & FARNHAM INCORPORATED, as
                           Agent for Keyport Life Insurance Company,

                             by

                                /s/ James R. Fellows
                                -------------------------------------------
                                 Name:   James R. Fellows
                                 Title:  Senior Vice President and Portfolio
                                           Manager


                           WELLS FARGO,

                             by

                                /s/ John Stewart
                                -------------------------------------------
                                 Name:   John Stewart
                                 Title:  Vice President